UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

October 24, 2023
Date of Report (date of earliest event reported)

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-2299		34-0117420
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Applied Plaza	Cleveland	Ohio	44115
(Address of Principal Executive Offices)			(Zip Code)
(216) 426-4000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AIT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

    An annual meeting of the shareholders of Applied Industrial Technologies, Inc. was held on October 24, 2023. At that meeting, there were 38,747,641 shares of common stock entitled to vote. The shareholders voted on the matters submitted to the meeting as follows (as rounded):

1.    Election of three persons to be directors for a term of three years:

Name	Shares Voted For Election	Shares As To Which Voting Authority Withheld	Broker Non-Votes
Robert J. Pagano, Jr.	33,933,237	1,110,854	1,247,853
Neil A. Schrimsher	34,504,495	539,596	1,247,853
Peter C. Wallace	32,480,639	2,563,452	1,247,853

The terms of the following directors continued after the meeting: Madhuri A. Andrews, Mary Dean Hall, Shelly M. Chadwick, Dan P. Komnenovich, Vincent K. Petrella, and Joe A. Raver.

2.    A nonbinding advisory vote to approve the compensation of Applied's named executive officers as described in Applied's proxy statement dated September 8, 2023:

Shares Voted For	Shares Voted Against	Shares Abstained From Voting	Broker Non-Votes
33,735,989	1,184,740	123,362	1,247,853

3.    A nonbinding advisory vote on the frequency of future votes on the compensation of Applied's named executive officers:

Shares Voted For Every Year	Shares Voted For Every Two Years	Shares Voted For Every Three Years	Shares Abstained From Voting	BrokerNon-Votes
33,803,463	107,769	1,081,683	51,176	1,247,853

Based on the recommendation of the Board of Directors with respect to this proposal and these results, Applied has decided to hold an advisory vote on executive compensation annually until the occurrence of the next advisory vote on the frequency of say-on-pay votes.

4.    Approval of the 2023 Long-Term Performance Plan:

Shares Voted For	Shares Voted Against	Shares Abstained From Voting	Broker Non-Votes
34,002,345	980,495	61,251	1,247,853

5.    Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as Applied's independent auditors for the fiscal year ending June 30, 2024.

Shares Voted For Ratification	Shares Voted Against Ratification	Shares Abstained From Voting
35,572,053	699,146	20,745

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Jon S. Ploetz
Jon S. Ploetz, Vice President-General Counsel & Secretary
Date: October 24, 2023